UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 10, 2009 (April 6, 2009)

TOWER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania

(State or other jurisdiction of incorporation)

0-12826	25-1445946
(Commission file number)	(IRS employer ID)

112 Market Street, Harrisburg, Pennsylvania	17101
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code — (717) 231-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a)         Dismissal of Independent Registered Public Accounting Firm

On April 6, 2009, the Audit Committee of the Registrant’s board of directors approved the dismissal of Beard Miller Company LLP (“BMC”) as the Registrant’s independent registered public accounting firm and approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new independent registered public accounting firm.  The Registrant notified BMC of the dismissal on April 6, 2009.

On March 31, 2009, the merger of Graystone Financial Corp. (“Graystone”) with and into the Registrant was consummated as disclosed in the current report on Form 8-K filed by the Registrant on March 31, 2009.  Because the merger of Graystone into the Registrant was treated as a “reverse merger” for accounting purposes, and as such the financial statements of Graystone, as the accounting acquirer, became the financial statements of the Registrant as the legal acquirer, and because the independent registered public accounting firm that audited Graystone’s financial statements, BMC, was different from the independent registered public accounting firm that audited the Registrant’s financial statements, Smith Elliott Kearns & Company, LLC, the rules and regulations of the Securities and Exchange Commission provided that there had been a de facto change in the Registrant’s independent registered public accounting firm from Smith Elliott Kearns & Company, LLC to BMC,  as of the effective time of the merger, March 31, 2009.  BMC has not reviewed or issued any reports in relation to the Registrant’s financial statements from the time of its de facto appointment on March 31, 2009 to the date of this current report on Form 8-K.

The report issued by BMC in connection with the audit of Graystone for the years ended December 31, 2008 and December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principles.

There have been no disagreements with BMC on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BMC would have caused BMC to make reference to the subject matter of such disagreement in connection with its audited report or interim financial statements.

There were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years or the subsequent interim period.

Pursuant to Item 304(a)(3) of Regulation S-K, the Registrant has provided a copy of the above disclosures and requested that BMC furnish it with a letter addressed to the Commission stating whether or not BMC agrees with the above statements.  A copy of such letter, dated April 9, 2009, is filed as Exhibit 16.1 to this current report on Form 8-K.

(b)         Engagement of New Independent Registered Public Accounting Firm

On April 6, 2009, the Audit Committee of the Registrant’s board of directors appointed KPMG as the Registrant’s independent registered public accounting firm for the fiscal year ending December

31, 2009 and the interim periods prior to such year end, including to complete a review of the Registrant’s Form 10-Q for the quarterly period ending March 31, 2009, subject to KPMG’s customary client acceptance procedures. During the fiscal years ended December 31, 2008 and December 31, 2007, and through the date of this report, neither the Registrant nor anyone on its behalf has consulted with KPMG regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or (ii) the type of audit opinion that might be rendered on the Registrant’s financial statements, or (iii) any matter that was the subject of a disagreement within the meaning of Item 304 (a)(1)(iv) of Regulation S-K, or (iv) any reportable event within the meaning of Item 304 (a)(1)(v) of Regulation S-K

Item 9.01.              Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	16.1	Letter of Beard Miller Company LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWER BANCORP, INC.
(Registrant)

Date:	April 10, 2009	By:	/s/ Andrew S. Samuel
Andrew S. Samuel
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of Beard Miller Company LLP